SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 12
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM GROWTH SERIES

          This Amendment No. 12 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Growth Series to AIM Growth Series (Invesco Growth Series); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                                                      NEW NAME
------------                                                      --------
AIM Balanced-Risk Retirement Now Fund         Invesco Balanced-Risk Retirement Now Fund
AIM Balanced-Risk Retirement 2010 Fund        Invesco Balanced-Risk Retirement 2010 Fund
AIM Balanced-Risk Retirement 2020 Fund        Invesco Balanced-Risk Retirement 2020 Fund
AIM Balanced-Risk Retirement 2030 Fund        Invesco Balanced-Risk Retirement 2030 Fund
AIM Balanced-Risk Retirement 2040 Fund        Invesco Balanced-Risk Retirement 2040 Fund
AIM Balanced-Risk Retirement 2050 Fund        Invesco Balanced-Risk Retirement 2050 Fund
AIM Basic Value Fund                          Invesco Basic Value Fund
AIM Conservative Allocation Fund              Invesco Conservative Allocation Fund
AIM Global Equity Fund                        Invesco Global Equity Fund
AIM Growth Allocation Fund                    Invesco Growth Allocation Fund
AIM Income Allocation Fund                    Invesco Income Allocation Fund
AIM International Allocation Fund             Invesco International Allocation Fund
AIM Mid Cap Core Equity Fund                  Invesco Mid Cap Core Equity Fund
AIM Moderate Allocation Fund                  Invesco Moderate Allocation Fund
AIM Moderate Growth Allocation Fund           Invesco Moderate Growth Allocation Fund
AIM Moderately Conservative Allocation Fund   Invesco Moderately Conservative Allocation Fund
AIM Small Cap Growth Fund                     Invesco Small Cap Growth Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Growth Series are hereby changed to AIM Growth Series (Invesco Growth Series).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                              By: /s/ John M. Zerr
                                              Name: John M. Zerr
                                              Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                     CLASSES OF EACH PORTFOLIO
---------                                     ---------------------------
Invesco Balanced-Risk Retirement Now Fund     Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2010 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2040 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund    Class A Shares
                                              Class A5 Shares
                                              Class B Shares
                                              Class C Shares
                                              Class C5 Shares
                                              Class R Shares
                                              Class R5 Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Basic Value Fund                      Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Conservative Allocation Fund          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Convertible Securities Fund           Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares


Invesco Global Equity Fund                    Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Growth Allocation Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Income Allocation Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco International Allocation Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Mid Cap Core Equity Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Moderate Allocation Fund              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class S Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Moderate Growth Allocation Fund       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Moderately Conservative Allocation
   Fund                                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Small Cap Growth Fund                 Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class R Shares
                                              Class Y Shares
                                              Institutional Class Shares
                                              Investor Class Shares

Invesco Van Kampen Asset Allocation
   Conservative Fund                          Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Asset Allocation Growth
   Fund                                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Asset Allocation
   Moderate Fund                              Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Harbor Fund                Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen Leaders Fund               Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares

Invesco Van Kampen Real Estate Securities
   Fund                                       Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund         Class A Shares
                                              Class B Shares
                                              Class C Shares
                                              Class Y Shares
                                              Institutional Class Shares"